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                                                                    Exhibit 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Asia Global Crossing Ltd. of our report dated April 15, 2000 relating to the financial statements of Hutchison Global Crossing Holdings Limited for each of the three years ended December 31, 1999.




/s/ PricewaterhouseCoopers

PricewaterhouseCoopers

Hong Kong
April 27, 2001